UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                   1-6453               95-2095071
        --------                   ------               ----------
 (State of Incorporation)        (Commission           (I.R.S. Employer
                                  File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


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NATIONAL SEMICONDUCTOR CORPORATION

Index


                                                                      Page

Item 5.  Other Events and Regulation FD Disclosure                      3

Item 7.  Financial Statements and Exhibits                              3

Signature                                                               4

Exhibits:
  99.1   News release dated April 19, 2004

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NATIONAL SEMICONDUCTOR CORPORATION
Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 19, 2004 the company issued a news release announcing its Board of Directors has approved a two-for-one stock split of the company's outstanding common stock. A copy of the news release is attached as Exhibit 99.1.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits

Exhibit No.     Description of Exhibit
-----------     ----------------------

    99.1 News release dated April 19, 2004 issued by National Semiconductor Corporation


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL SEMICONDUCTOR CORPORATION

                                       //S// Robert E.  DeBarr
                                       -----------------------
Dated:  April 19, 2004                 Robert E.  DeBarr
                                       Controller
                                       Signing on behalf of the registrant and
                                       as principal accounting officer